SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) November 14, 1997.

                        Oakwood Mortgage Investors, Inc.
               (Exact name of registrant as specified in charter)


        North Carolina                333-31441            56-1886793
 (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)            File Number)       Identification No.)

            7800 McCloud Road, Greensboro, North Carolina 27425-7081
              (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (910) 664-2400

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On November 14, 1997, the Registrant expects to enter into an underwriting agreement with Credit Suisse First Boston Corporation (the "Underwriter"), pursuant to which the Underwriter agreed to purchase and offer for sale to the public, $252,393,252 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1997-D, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M, Class B-1 and Class B-2 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-31441), and will be offered pursuant to a Prospectus, dated July 30, 1997, and a related Prospectus Supplement, to be dated November 14, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

     In connection with the offering of the Offered Securities, the Underwriter has prepared and disseminated to potential purchasers certain "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Series Term Sheets, Computational Materials and/or Structural Terms Sheet(s) as Exhibit 99.1.

Exhibits


99.1 Copy of "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)" as provided by Credit Suisse First Boston Corporation

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



November 14, 1997                               OAKWOOD MORTGAGE INVESTORS, INC.



                                                By: /s/ Doug R. Muir

                                                Name:  Doug R. Muir

                                                Title: Vice President

                                INDEX TO EXHIBITS


                                                                            Page


99.1     Copy of "Series Term Sheets", "Computational Materials"
         and/or "Structural Terms Sheet(s)"
         as provided by Credit Suisse First Boston.................

                                  Exhibit 99.1





SUBJECT TO REVISION
SERIES TERM SHEET DATED NOVEMBER 12, 1997

[GRAPHIC OMITTED]
                                  $252,393,252
                        Oakwood Mortgage Investors, Inc.,
                                     Seller
                         Oakwood Acceptance Corporation
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 1997-D

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1997-D. The Series Term Sheet has been prepared by Oakwood Mortgage Investors for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates, including the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1997-D, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


                           Credit Suisse First Boston

     This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1997-D Pooling and Servicing Agreement (including the November 1997 Edition to the Standard Terms) to be dated as of November 1, 1997, among Oakwood Mortgage Investors, Inc., as Seller, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee.

Class Designations

  Class A Certificates..........................  Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5.
  Class M Certificates..........................  The Class M Certificates.
  Class B Certificates..........................  Class B-1 and Class B-2 Certificates.
  Subordinated Certificates.....................  Class M, Class B, Class X and Class R Certificates.
  Offered Certificates..........................  Class A, Class M and Class B Certificates.
  Offered Subordinated Certificates.............  Class M and Class B Certificates.
The Offered Certificates........................                                            Approximate
                                                                                        Initial Certificate   Pass-Through
                                                               Title of Class           Principal Balance(1)     Rate
                                                               --------------           --------------------     ----
                                                  Class A-1 Certificates...............     $46,940,000             .  %(2)
                                                  Class A-2 Certificates...............     $46,290,000             .  %(3)
                                                  Class A-3 Certificates...............     $30,260,000             .  %(3)
                                                  Class A-4 Certificates...............     $15,340,000             .  %(3)
                                                  Class A-5 Certificates...............     $62,453,000             .  %(4)
                                                  Class M Certificates.................     $17,037,000             .  %(4)
                                                  Class B-1 Certificates...............     $23,977,000             .  %(4)
                                                  Class B-2 Certificates...............     $10,096,252             .  %(4)

                                                  (1)  The  aggregate   initial   principal   balance  of  the
                                                       Certificates may be increased or decreased by up to 5%.
                                                       Any  such   increase  or  decrease   may  be  allocated
                                                       disproportionately  among the Classes of  Certificates.
                                                       Accordingly, any investor's commitments with respect to
                                                       the   Certificates   may  be   increased  or  decreased
                                                       correspondingly.

                                                  (2)  Computed on the basis of a 360-day  year and the actual number of days in each Interest Accrual Period.

                                                  (3)  Computed  on the  basis  of a  360-day  year of  twelve
                                                       30-day months.

                                                  (4)  The  lesser  of  (i)  the  specified  rate  per  annum, computed  on the  basis  of a  360-day  year of  twelve
                                                       30-day months,  or (ii) the Weighted  Average Net Asset
                                                       Rate for the related Distribution Date.

Denominations...................................  The Offered  Certificates  will be  Book-Entry  Certificates only,  in  minimum  denominations  of  $1,000  and  integral multiples of $1 in excess thereof.

Cut-off Date....................................  November 1, 1997.

Distribution Dates..............................  Generally,  the  fifteenth  day of  each  month,  commencing
                                                  December 15, 1997 (each, a "Distribution Date").

Interest Accrual Period.........................  With respect to each Distribution Date (i) for the Class A-1
                                                  Certificates,  the period  commencing on the 15th day of the preceding  month  through the 14th day of the month in which
                                                  such   Distribution  Date  occurs  (except  that  the  first
                                                  Interest Accrual Period for the Class A-1 Certificates  will be the period from the Closing  Date  through  December  14,
                                                  1997) and (ii) for the Class  A-2,  Class  A-3,  Class  A-4,
                                                  Class A-5,  Class M and Class B  Certificates,  the calendar month  preceding  the month in which the  Distribution  Date occurs (each, an "Interest Accrual Period").

Distributions...................................  The "Available  Distribution Amount" for a Distribution Date
                                                  generally will include (1)(a) Monthly  Payments of principal and interest due on the Assets during the related Collection
                                                  Period, to the extent such payments were actually  collected from  the  Obligors  or  advanced  by the  Servicer  and (b)
                                                  unscheduled  payments  received  with  respect to the Assets during the related  Prepayment Period,  including  Principal
                                                  Prepayments,   proceeds  of  repurchases,   Net  Liquidation
                                                  Proceeds and Net Insurance Proceeds,  less (2)(a) if Oakwood
                                                  is  not  the  Servicer,   Servicing  Fees  for  the  related
                                                  Collection  Period,  (b) amounts  required to reimburse  the
                                                  Servicer for previously  unreimbursed Advances in accordance with the  Agreement,  (c) amounts  required to reimburse the
                                                  Company or the Servicer for certain reimbursable expenses in accordance  with the Agreement  and (d) amounts  required to reimburse any party for an overpayment of a Repurchase Price for an Asset in accordance with the Agreement.

                                                  Distributions  will be made  on  each  Distribution  Date to
                                                  holders   of   record   on  the   preceding   Record   Date.
                                                  Distributions  on a Class of Certificates  will be allocated among the  Certificates of such Class in proportion to their respective percentage interests.

Certificate Structure Considerations............  The primary credit  support for the Class A Certificates  is the subordination of the Subordinated Certificates;  for the
                                                  Class M Certificates  is the  subordination  of the Class B,
                                                  Class X and the  Class R  Certificates;  for the  Class  B-1
                                                  Certificates is the subordination of the Class B-2, Class X, and  the  Class  R  Certificates;  and  for  the  Class  B-2
                                                  Certificates  is the  subordination  of Class X and  Class R
                                                  Certificates   plus  the   Limited   Guarantee   of  certain
                                                  collections  of  principal  and  interest  on the  Assets by
                                                  Oakwood Homes.

Subordination of the Offered
  Subordinate Certificates......................  The  rights of the  Class M  Certificateholders  to  receive distributions  of  principal  will be  subordinated  to such
                                                  rights  of  the  Class  A   Certificateholders   to  receive
                                                  distributions  of  principal  and  interest.   Interest  and
                                                  interest  shortfalls on the Class M Certificates will not be
                                                  subordinated   to   principal   payments   on  the  Class  A
                                                  Certificates.

                                                  The rights of holders of the Class B Certificates to receive distributions of principal similarly will be subordinated to the  rights  of the  holders  of the  Class  A and  Class  M
                                                  Certificates  to  receive  distributions  of  principal  and interest.  Interest and interest  shortfalls  on the Class B
                                                  Certificates will not be subordinated to principal  payments on the Class A and Class M Certificates.

Limited Guarantee...............................  The Class B-2 Certificateholders  will have the benefit of a limited  guarantee  provided  by  Oakwood  Homes of  certain collections  on Assets.  The Limited  Guarantee  will not be available to support other Classes of Certificates.

Realized Losses on Liquidated Loans.............  The Principal  Distribution Amount for any Distribution Date
                                                  is intended to include the  Scheduled  Principal  Balance of
                                                  each  Asset  that  became  a  Liquidated   Loan  during  the
                                                  preceding  calendar  month. A Realized Loss will be incurred on a Liquidated Loan in the amount, if any, by which the Net
                                                  Liquidation Proceeds from such Liquidated Loan are less than the Unpaid  Principal  Balance of such Liquidated Loan, plus accrued  and  unpaid  interest  thereon  (to the  extent not covered by Servicing Advances,  if any, with respect to such
                                                  Liquidated Loan), plus amounts  reimbursable to the Servicer for  previously  unreimbursed  Servicing  Advances.  To  the extent that the amount of the  Realized  Loss is not covered by interest  collected on the nondefaulted  Assets in excess of  certain  Interest  Distribution  Amounts  and  Carryover
                                                  Interest  Distribution Amounts required to be distributed on the Offered  Certificates  and any portion of such  interest required  to be paid to a  Servicer  other  than  Oakwood as servicing  compensation  ("Excess Interest"),  the amount of
                                                  such   Realized  Loss  will  be  allocated  to  the  Offered
                                                  Subordinated Certificates as a Writedown Amount in reduction of their Certificate Principal Balance as described below.

Allocation of Writedown Amounts.................  The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate Principal
                                                  Balance of all Certificates,  after all  distributions  have been made on the  Certificates  on such  Distribution  Date, exceeds the Pool Scheduled  Principal  Balance of the Assets for the next Distribution Date. The Writedown Amount will be
                                                  allocated   among  the   Classes  of  Offered   Subordinated
                                                  Certificates in the following order of priority:

                                                  (1)  first, to the Class B-2 Certificates,  to be applied in reduction of the Adjusted Certificate Principal Balance
                                                       of such Class until it has been reduced to zero;

                                                  (2)  second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance
                                                       of such Class until it has been reduced to zero; and

                                                  (3)  third,  to the Class M  Certificates,  to be applied in reduction of the Adjusted Certificate Principal Balance
                                                       of such Class until it has been reduced to zero.

Advances........................................  For each  Distribution  Date, the Servicer will be obligated to make Advances in respect of the related Collection Period to the extent of delinquent  interest and principal payments in respect of the Assets.  The Servicer  will be required to make an Advance only to the extent that it  determines  such
                                                  Advance  will  be  recoverable   from  future  payments  and
                                                  collections on or in respect of the related Assets.

Final Scheduled Distribution Dates..............  To the extent not previously  paid prior to such dates,  the outstanding  principal  amount  of  each  Class  of  Offered
                                                  Certificates   will  be   payable  on  the   February   2028
                                                  Distribution   Date   (with   respect   to  each   Class  of
                                                  Certificates,  the "Final Scheduled Distribution Date"). The
                                                  Final  Scheduled  Distribution  Date has been  determined by adding three  months to the maturity  date of the Asset with the latest stated maturity.

Optional Termination............................  Either the Servicer or the holders of a majority in interest of the Class R Certificates  (the "Residual  Majority"),  at
                                                  their  respective  options  and  subject to the  limitations imposed by the  Agreement,  will have the option to purchase from the Trust  Estate all Assets then  outstanding  and all other property in the Trust Estate on any Distribution  Date occurring on or after the Distribution Date on which the sum of the Certificate  Principal Balance of the Certificates is
                                                  less  than  10% of  the  sum  of  the  original  Certificate
                                                  Principal Balance of the Certificates.

Auction Sale....................................  If neither the Residual Majority nor the Servicer  exercises its optional termination right within 90 days after it first becomes  eligible to do so, the Trustee  shall  solicit bids for the  purchase  of all Assets  then  outstanding  and all other  property  in the  Trust  Estate.  In the  event  that satisfactory  bids are  received,  the sale proceeds will be distributed to Certificateholders.

The Assets......................................  The  Trust  will   consist  of  (1)   manufactured   housing
                                                  installment sales contracts (collectively,  the "Contracts")
                                                  secured by security  interests  in  manufactured  homes,  as defined herein (the "Manufactured  Homes"), and with respect to  certain of the  Contracts  ("Land  Secured  Contracts"), secured  by liens on the real  estate on which  the  related
                                                  Manufactured  Homes  are  located,  and (2)  mortgage  loans secured  by  first  liens on the real  estate  to which  the related  Manufactured Homes are deemed  permanently  affixed
                                                  (the "Mortgage Loans," and collectively,  the "Assets"). The
                                                  Asset Pool consists of approximately  6,818 Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of  approximately  $252,393,252.30  All  of the  Assets  are actuarial  obligations.  Approximately  15.15%  of the Asset
                                                  Pool is  comprised  of Assets  that are  Mortgage  Loans and approximately 5.64% of the Asset Pool is comprised of Assets that are Land Secured Contracts.  Based on Cut-off Date Pool
                                                  Scheduled  Principal  Balance,  88.89%  of  the  Assets  are
                                                  secured by  Manufactured  Homes which were new, 2.73% of the
                                                  Assets are  secured by  Manufactured  Homes which were used,
                                                  7.16% of the Assets are secured by Manufactured  Homes which were  repossessed  and 1.22% of the  Assets  are  secured by
                                                  Manufactured Homes which were transferred. As of the Cut-off
                                                  Date,  the  Assets  were  secured by  Manufactured  Homes or
                                                  Mortgage Properties (or Real Properties, in the case of Land
                                                  Secured  Contracts)  located

                                                  in 42  states,  and  approximately  22.67% and 12.92% of the
                                                  Assets  were  secured  by  Manufactured  Homes or  Mortgaged
                                                  Properties located in North Carolina and Texas, respectively
                                                  (based  on the  mailing  addresses  of the  Obligors  on the
                                                  Assets as of the Cut-off Date). Each Contract bears interest at an annual  percentage  rate (an "APR") of at least  7.50%
                                                  and not more than 13.50%.  The weighted  averaged APR of the
                                                  Assets as of the Cut-off Date is approximately  10.34%.  The
                                                  Assets  have  remaining  terms to maturity as of the Cut-off
                                                  Date of at least 9 months  but not more than 360  months and original terms to stated  maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the Assets had a weighted  average  original term to stated maturity of approximately  275 months,  and a weighted average remaining term to stated  maturity of  approximately  274 months.  The final  scheduled  payment  date on the Asset with the latest maturity  occurs  in  November  2027.  No  Contract  has  an original loan-to-value ratio in excess of 100%. The Servicer will be  required  to  cause  to be  maintained  one or more standard  hazard  insurance  policies  with  respect to each
                                                  Manufactured Home and Mortgage Property.

Certain Federal Income Tax
  Consequences..................................  For federal  income tax  purposes,  the Trust Estate will be treated  as one or  more  real  estate  mortgage  investment conduits ("REMIC").  The Class A, Class M, Class B and Class
                                                  X Certificates  will constitute  "regular  interests" in the
                                                  REMIC  for  federal   income  tax  purposes.   The  Class  R
                                                  Certificates  will be treated as the sole class of "residual interests" in the REMIC for federal income tax purposes.

ERISA Considerations............................  Fiduciaries  of employee  benefit  plans and  certain  other retirement  plans  and  arrangements,  including  individual
                                                  retirement   accounts  and  annuities,   Keogh  plans,   and
                                                  collective  investment funds in which such plans,  accounts, annuities or arrangements are invested,  that are subject to the Employee  Retirement  Income  Security  Act of 1974,  as
                                                  amended ("ERISA"),  or corresponding  provisions of the Code
                                                  (any of the foregoing,  a "Plan"),  persons acting on behalf of a Plan,  or  persons  using the  assets of a Plan  ("Plan
                                                  Investors")   should  consult  with  their  own  counsel  to
                                                  determine  whether  the  purchase  or holding of the Offered
                                                  Certificates  could  give  rise  to a  transaction  that  is prohibited  either  under  ERISA  or the  Code

                                                  Because   the   Offered   Subordinated    Certificates   are
                                                  subordinated   securities,   they  will  not   satisfy   the
                                                  requirements of certain prohibited  transaction  exemptions.
                                                  As a result,  the  purchase or holding of any of the Offered
                                                  Subordinated  Certificates by a Plan Investor may constitute
                                                  a  non-exempt  prohibited   transaction  or  result  in  the
                                                  imposition of excise taxes or civil penalties.  Accordingly, none of the Offered  Subordinated  Certificates  are offered for  sale,  and are  not  transferable,  to Plan  Investors, unless  such  Plan  Investor  provides  the  Seller  and the
                                                  Trustee with a Benefit Plan  Opinion,  on the  circumstances described  in clause (ii) below are  satisfied.  Unless such
                                                  Opinion  is  delivered,  each  person  acquiring  an Offered
                                                  Subordinated  Certificate will be deemed to represent to the
                                                  Trustee,  the Seller,  and the Servicer that either (I) such person is not a Plan  Investor  subject  to ERISA or Section
                                                  4975  of the  Code,  or (ii)  such  person  is an  insurance
                                                  company   that  is   purchasing   an  Offered   Subordinated
                                                  Certificate  with funds from its  "general  account" and the provisions of Prohibited  Transaction  Class Exemption 95-60 will apply to exempt the purchase of such  Certificate  from the prohibited transaction rules of ERISA and the Code.

Legal Investment Considerations.................  The  Class  A  and  Class  M  Certificates  will  constitute
                                                  "mortgage related  securities" for purposes of the Secondary
                                                  Mortgage Market Enhancement Act of 1984 ("SMMEA").

                                                  The  Class  B   Certificates   are  not  "mortgage   related
                                                  securities" for purposes of SMMEA because such  Certificates are not rated in one of the two highest rating categories by a nationally recognized rating agency.

Ratings.........................................  It is a condition to the issuance of the  Certificates  that
                                                  (i) the  Class A  Certificates  be rated  "AAA" and "Aaa" by each of Fitch Investors Service,  L.P. ("Fitch") and Moody's
                                                  Investors   Service  Inc.,   respectively   ("Moody's"  and,
                                                  together with Fitch, the "Rating Agencies"),  (ii) the Class
                                                  M  Certificates  be rated at least "AA" and "Aa3" by each of
                                                  Fitch  and  Moody's,   respectively   (iii)  the  Class  B-1
                                                  Certificates  be rated at least  "BBB" and "Baa2" by each of
                                                  Fitch  and  Moody's,  respectively  and (iv) the  Class  B-2
                                                  Certificates  be rated at least "BBB-" and "Baa3" by each of
                                                  Fitch and Moody's, respectively. The rating of the Class B-2
                                                  Certificates  will be  based  in part  on an  assessment  of
                                                  Oakwood  Homes'  ability to make payments  under the Limited
                                                  Guarantee.  Any  reduction  in a Rating  Agency's  rating of
                                                  Oakwood  Homes'  debt  securities  may  result  in a similar reduction  in the  rating of the Class B-2  Certificates.  A security rating is not a recommendation to buy, sell or hold securities  and may be subject to revision or  withdrawal at any time by the assigning rating organization.

Delinquency, Loan Loss and Repossession Experience

     The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            Asset Servicing Portfolio
                             (Dollars in thousands)

                                                                                    At September 30,
                                                           ------------------------------------------------------------------------
                                                             1993           1994          1995             1996              1997
                                                           --------       --------     ----------       ----------        ---------
Total Number of Serviced Assets
      Oakwood Originated ..........................          28,938         39,273         51,566           67,120           89,411
      Acquired Portfolios .........................           1,591          5,773          4,872            4,177            3,602
Aggregate Outstanding Principal Balance of
Serviced Assets
      Oakwood Originated ..........................        $507,394       $757,640     $1,130,378       $1,687,406        2,499,794
      Acquired Portfolios .........................         $30,498        $85,227        $70,853          $57,837           47,027
Average Outstanding Principal Balance per
Serviced Asset
      Oakwood Originated ..........................           $17.5          $19.3          $21.9            $25.1            $28.0
      Acquired Portfolios .........................           $19.2          $14.8          $14.5            $13.8            $13.1
Weighted Average Interest Rate
of Serviced Assets
      Oakwood Originated ..........................            12.8%          12.2%          12.0%            11.5%            11.0%
      Acquired Portfolios .........................             9.4%          11.0%          11.3%            11.2%            11.1%


                           Delinquency Experience (1)
                             (Dollars in thousands)

                                                                                    At September 30,
                                                           ------------------------------------------------------------------------
                                                             1993           1994          1995             1996              1997
                                                           --------       --------     ----------       ----------        ---------
Total Number of Serviced Assets
      Oakwood Originated ..........................          28,938         39,273         51,566           67,120           89,411
      Acquired Portfolios .........................           1,591          5,773          4,872            4,177            3,602
Number of Delinquent Assets (2)
      Oakwood Originated:
      30-59 Days ..................................             244            350            601              835            1,171
      60-89 Days ..................................              51             97            185              308              476
      90 Days or More .............................             150            198            267              492              716
      Total Number of Assets Delinquent ...........             445            645          1,053            1,635            2,363
      Acquired Portfolios
      30-59 Days ..................................              37            127             63               66               90
      60-89 Days ..................................              26             49             17               23               23
      90 Days or More .............................              16             98             76               62               75
      Total Number of Assets Delinquent ...........              79            274            156              151              188
Total Delinquencies as a Percentage of
      Serviced Assets (3)
      Oakwood Originated ..........................             1.5%           1.6%           2.0%             2.4%             2.6%
      Acquired Portfolios .........................             5.0%           4.7%           3.2%             3.6%             5.2%

----------

(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

(3)  By number of assets.

                        Loan Loss/Repossession Experience
                             (Dollars in thousands)

                                                                                    At September 30,
                                                           ------------------------------------------------------------------------
                                                             1993           1994          1995             1996              1997
                                                           --------       --------     ----------       ----------        ---------
Total Number of Serviced
      Assets (1) ..................................          30,529         45,046         56,438           71,297           93,013
Average Number of Serviced
      Assets During Period ........................          25,990         37,788         50,742           63,868           82,155
Number of Serviced
      Assets Repossessed ..........................             902          1,241          1,718            2,746            3,885
Serviced Assets Repossessed as a
      Percentage of Total Serviced
      Assets (2) ..................................            2.95%          2.75%          3.04%            3.85%            4.18%
Serviced Assets Repossessed as a
      Percentage of Average
      Number of Serviced Assets ...................            3.47%          3.28%          3.39%            4.30%            4.73%
Average Outstanding Principal
      Balance of Assets (3)
      Oakwood Originated ..........................         531,199        701,875        976,905        1,409,467        2,065,033
      Acquired Portfolios .........................          15,249         30,432         30,235           27,351           22,943
Net Losses from Asset Liquidation (4):
      Total Dollars (3)
         Oakwood Originated .......................          $3,328         $4,630         $7,303          $14,248          $26,872
         Acquired Portfolios ......................              $0           $203           $473             $592             $528
      As a Percentage of Average
      Outstanding Principal Balance of
      Assets (3) (5)
         Oakwood Originated .......................            0.63%          0.66%          0.75%            1.01%            1.30%
         Acquired Portfolios ......................            0.00%          0.67%          1.56%            2.16%            2.30%

----------
(1)  As of period end.

(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.

(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.

(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.

(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.


     The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

     Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

               Geographical Distribution of Manufactured Homes(1)

                                                                   Percentage of
                               Number of    Aggregate Scheduled      Asset Pool
Geographic Location              Assets      Principal Balance         by SPB
-------------------              ------      -----------------         ------
Alabama....................       492           $ 17,659,257            7.00%
Alaska.....................         1                 63,347            0.03
Arizona....................       172              7,709,933            3.05
Arkansas...................       141              5,051,389            2.00
California.................        33              1,548,484            0.61
Colorado...................        77              3,898,778            1.54
Connecticut................         1                 25,004            0.01
Delaware...................        44              1,643,702            0.65
Florida....................       209              8,784,032            3.48
Georgia....................       225              8,360,119            3.31
Idaho......................        60              2,974,351            1.18
Illinois...................         8                260,312            0.10
Indiana....................        13                483,969            0.19
Kansas.....................        37              1,341,299            0.53
Kentucky...................       204              6,936,209            2.75
Louisiana..................       136              4,795,114            1.90
Maryland...................        19                621,847            0.25
Michigan...................         4                149,969            0.06
Minnesota..................         2                 46,866            0.02
Mississippi................       218              7,748,102            3.07
Missouri...................        99              3,320,789            1.32
Montana....................         3                169,114            0.07
Nebraska...................         1                 38,946            0.02
Nevada.....................        19              1,022,958            0.41
New Hampshire..............         1                 35,857            0.01
New Jersey.................         2                 66,224            0.03
New Mexico.................       247              9,625,071            3.81
New York...................         3                213,410            0.08
North Carolina.............     1,631             57,211,440           22.67
Ohio.......................        41              1,389,182            0.55
Oklahoma...................       106              3,966,783            1.57
Oregon.....................        42              2,238,446            0.89
Pennsylvania...............         5                149,897            0.06
South Carolina.............       575             21,413,968            8.48
Tennessee..................       329             11,528,113            4.57
Texas......................       918             32,613,747           12.92
Utah.......................        25              1,158,024            0.46
Virginia...................       438             15,699,433            6.22
Washington.................        99              6,253,950            2.48
West Virginia..............       136              4,124,016            1.63
Wisconsin..................         1                 46,017            0.02
Wyoming....................         1                  5,787            0.00
                                -----           ------------          ------
   Total...................     6,818           $252,393,252          100.00%
                                =====           ============          ======

----------
(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        Year of Origination of Assets (1)

                                                                               Percentage of
                                          Number of    Aggregate Scheduled      Asset Pool
Year of Origination                        Assets       Principal Balance         by SPB
-------------------                        ------       -----------------         ------
  1995..................................        1         $     46,882              0.02%
  1996..................................       59            3,339,029              1.32
  1997..................................    6,758          249,007,341             98.66
                                            -----         ------------            ------
           Total.......................     6,818         $252,393,252            100.00%
                                            =====         ============            ======

----------
(1) The weighted average seasoning of the Assets was approximately 1.6 months as of the Cut-off Date.


                    Distribution of Original Asset Amounts(1)

                                                                              Percentage of
Original Asset                            Number of    Aggregate Scheduled      Asset Pool
Amount                                     Assets       Principal Balance         by SPB
--------------                             ------       -----------------         ------
$  4,999 or less........................       21         $     76,162              0.03%
$  5,000 - $  9,999.....................      157            1,209,172              0.48
$ 10,000 - $ 14,999.....................      238            2,967,575              1.18
$ 15,000 - $ 19,999.....................      318            5,628,463              2.23
$ 20,000 - $ 24,999.....................      698           15,877,169              6.29
$ 25,000 - $ 29,999.....................    1,141           31,377,026             12.43
$ 30,000 - $ 34,999.....................    1,141           36,792,097             14.58
$ 35,000 - $ 39,999.....................      706           26,353,590             10.44
$ 40,000 - $ 44,999.....................      662           28,079,779             11.13
$ 45,000 - $ 49,999.....................      478           22,560,961              8.94
$ 50,000 - $ 54,999.....................      350           18,346,970              7.27
$ 55,000 - $ 59,999.....................      260           14,875,970              5.89
$ 60,000 - $ 64,999.....................      178           11,075,745              4.39
$ 65,000 - $ 69,999.....................      148            9,918,666              3.93
$ 70,000 - $ 74,999.....................       89            6,434,273              2.55
$ 75,000 - $ 79,999.....................       54            4,116,710              1.63
$ 80,000 - $ 84,999.....................       55            4,524,848              1.79
$ 85,000 - $ 89,999.....................       39            3,395,403              1.35
$ 90,000 - $ 94,999.....................       22            2,024,419              0.80
$ 95,000 - $ 99,999.....................       24            2,325,240              0.92
$100,000 or more........................       39            4,433,016              1.76
                                            -----         ------------            ------
     Total..............................    6,818         $252,393,252            100.00%
                                            =====         ============            ======

----------
(1) The highest original Asset amount was $195,580, which represents 0.08% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $37,136 as of the Cut-off Date.

                                 Asset Rates (1)

                                           Number           Aggregate         Percentage of
Ranges of Assets by                          of             Scheduled           Asset Pool
Asset Rate                                 Assets       Principal Balance         by SPB
-------------------                        ------       -----------------         ------
 7.000% -  7.999%.......................       61         $  2,694,760              1.07%
 8.000% -  8.999%.......................      555           28,485,043             11.29
 9.000% -  9.999%.......................    2,561          105,304,796             41.72
10.000% - 10.999%.......................      848           37,597,048             14.90
11.000% - 11.999%.......................    1,036           35,034,417             13.88
12.000% - 12.999%.......................    1,329           37,462,992             14.84
13.000% - 13.999%.......................      428            5,814,195              2.30
                                            ----          ------------            ------
       Total............................    6,818         $252,393,252            100.00%
                                            =====         ============            ======

----------
(1) The weighted average Asset Rate was approximately 10.34% as of the Cut-off Date. This table reflects the Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Step-up Rate Loans.


                   Remaining Terms to Maturity (In Months) (1)

                                           Number           Aggregate         Percentage of
Months Remaining as of                       of             Scheduled           Asset Pool
Cut-off Date                               Assets       Principal Balance         by SPB
-----------------------                    ------       -----------------         ------
  1 -  60 months........................      208         $  1,821,458              0.72%
 61 -  96 months........................      205            2,933,325              1.16
 97 - 120 months........................      264            5,256,081              2.08
121 - 156 months........................      290            6,236,915              2.47
157 - 180 months........................      810           22,897,875              9.07
181 - 216 months........................       49            1,525,570              0.60
217 - 240 months........................    2,475           79,477,586             31.49
241 - 300 months........................    1,291           58,775,556             23.29
301 - 360 months........................    1,226           73,468,884             29.11
                                            -----         ------------            ------
    Total..............................     6,818         $252,393,252            100.00%
                                            =====         ============            ======

----------
(1) The weighted average remaining term to maturity of the Assets was approximately 274 months as of the Cut-off Date.


                   Original Terms to Maturity (In Months) (1)

                                           Number           Aggregate         Percentage of
Months Remaining as of                       of             Scheduled           Asset Pool
Cut-off Date                               Assets       Principal Balance         by SPB
-----------------------                    ------       -----------------         ------
  1 -  60 months........................      208         $  1,821,458              0.72%
 61 -  96 months........................      205            2,933,325              1.16
 97 - 120 months........................      264            5,256,081              2.08
121 - 156 months........................      290            6,236,915              2.47
157 - 180 months........................      810           22,897,875              9.07
181 - 216 months........................       49            1,525,570              0.60
217 - 240 months........................    2,475           79,477,586             31.49
241 - 300 months........................    1,291           58,775,556             23.29
301 - 360 months........................    1,226           73,468,884             29.11
                                            -----         ------------            ------
    Total...............................    6,818         $252,393,252            100.00%
                                            =====         ============            ======

----------
(1)  The  weighted   average  original  term  to  maturity  of  the  Assets  was approximately 275 months as of the Cut-off Date.

                Distribution of Original Loan-to-Value Ratios(1)

                                           Number           Aggregate         Percentage of
                                             of             Scheduled           Asset Pool
                                           Assets       Principal Balance         by SPB
Loan-to Value Ratio(2)                     ------       -----------------         ------
50% or less.............................       81         $  2,000,219              0.79%
51% - 55%...............................       28            1,029,357              0.41
56% - 60%...............................       33            1,316,875              0.52
61% - 65%...............................       56            1,866,110              0.74
66% - 70%...............................      120            4,568,489              1.81
71% - 75%...............................      191            7,762,073              3.08
76% - 80%...............................      312           11,849,733              4.69
81% - 85%...............................      522           19,119,344              7.58
86% - 90%...............................    1,329           47,813,611             18.94
91% - 95%...............................    2,191           86,188,058             34.15
96% - 100%..............................    1,955           68,879,383             27.29
                                            -----         ------------            ------
     Total..............................    6,818         $252,393,252            100.00%
                                            =====         ============            ======

----------
(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 90.50% as of the Cut-off Date. (2) Rounded to nearest 1%.

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
------------------------------------------------------------------------------
    Class               Original    Coupon   Avg.    CBE     1st   Last   Mod.
    Name & Type             Par       %      Life   Yield    Pay    Pay   Dur.
------------------------------------------------------------------------------
To Call:
    A1  SENIOR FLTR   46,940,000  FLOAT(3)   1.10    N/A    12/97  12/99  1.03
    A2  SENIOR        46,290,000    6.3000   3.10   6.322   12/99   1/02  2.73
    A3  SENIOR        30,260,000    6.4500   5.10   6.489    1/02   3/04  4.21
    A4  SENIOR        15,340,000    6.6750   7.10   6.730    3/04  10/05  5.48
    A5  SENIOR        62,453,000    6.9500  12.76   7.030   10/05   4/14  8.08
    M   AA MEZZ       17,037,000    6.9750  10.71   7.050   12/02   4/14  7.08
    B1  BBB SUB       23,977,000    7.2750  10.00   7.351   12/02   4/14  6.71
    B2  BBB- SUB      10,096,252    7.5000  12.41   7.600   12/02   4/14  7.47
--------------------------------
To Maturity:
    A5  SENIOR        62,453,000    6.9500  13.46   7.030   10/05   4/20  8.27
    M   AA MEZZ       17,037,000    6.9750  10.89   7.050   12/02   4/16  7.13
    B1  BBB SUB       23,977,000    7.2750  10.00   7.351   12/02   5/14  6.71
    B2  BBB- SUB      10,096,252    7.5000  17.29   7.600   12/02   9/27  8.49
------------------------------------------------------------------------------

     (1)  Data assumes a prepayment of 160% MHP.

     (2)  Coupon and price are assumed for computed material.

     (3)  Coupon based on one-month LIBOR.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
------------------------------------------------------------------------------
Percent of MHP:            0        75       100       160       200       300
------------------------------------------------------------------------------

A1 SENIOR FLOAT
Price: 100-00       Coupon: FLOAT                  Original Par:    46,940,000
------------------------------------------------------------------------------
To Call:
Bond Yield:             N/A       N/A       N/A       N/A       N/A       N/A
Average Life:           4.72      1.83      1.52      1.10      0.93      0.68
Duration:               3.89      1.66      1.40      1.03      0.88      0.64
First Prin Pay:        12/97     12/97     12/97     12/97     12/97     12/97
Last Prin Pay:          3/06      5/01     10/00     12/99      8/99      3/99
------------------------------------------------------------------------------

A2 SENIOR
Price: 99-29+       Coupon: 6.3000                 Original Par:    46,290,000
------------------------------------------------------------------------------
To Call:
Bond Yield:             6.36      6.34      6.34      6.32      6.31      6.29
Average Life:          11.08      5.21      4.35      3.10      2.61      1.89
Duration:               7.72      4.30      3.68      2.73      2.33      1.73
First Prin Pay:         3/06      5/01     10/00     12/99      8/99      3/99
Last Prin Pay:          4/11     11/04      9/03      1/02      5/01      5/00
------------------------------------------------------------------------------

A3 SENIOR
Price: 99-30+       Coupon: 6.4500                 Original Par:    30,260,000
------------------------------------------------------------------------------
To Call:
Bond Yield:             6.52      6.50      6.50      6.49      6.48      6.46
Average Life:          14.94      8.38      7.09      5.10      4.21      2.97
Duration:               9.30      6.27      5.51      4.21      3.58      2.63
First Prin Pay:         4/11     11/04      9/03      1/02      5/01      5/00
Last Prin Pay:         10/14      2/08      8/06      3/04      1/03      5/01
------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A4 SENIOR
 Price: 99-30+      Coupon: 6.6750                 Original Par:    15,340,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.75      6.74      6.74      6.73      6.72      6.70
 Average Life:         17.81     11.38      9.78      7.10      5.81      3.75
 Duration:             10.12      7.73      6.96      5.48      4.67      3.22
 First Prin Pay:       10/14      2/08      8/06      3/04      1/03      5/01
 Last Prin Pay:         7/16      5/10      9/08     10/05      5/04     12/01
 -----------------------------------------------------------------------------

 A5 SENIOR
 Price: 99-29       Coupon: 6.9500                 Original Par:    62,453,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.04      7.03      7.03      7.03      7.03      7.02
 Average Life:         22.52     17.68     16.03     12.76     10.85      7.13
 Duration:             11.01      9.78      9.27      8.08      7.27      5.34
 First Prin Pay:        7/16      5/10      9/08     10/05      5/04     12/01
 Last Prin Pay:         9/22      2/19      6/17      4/14      2/12      5/08
 ---------------------------
 To Maturity:
 Price: 99-29
 Bond Yield:            7.04      7.03      7.03      7.03      7.03      7.02
 Average Life:         23.09     18.28     16.74     13.46     11.58      7.66
 Duration:             11.10      9.90      9.43      8.27      7.50      5.56
 First Prin Pay:        7/16      5/10      9/08     10/05      5/04     12/01
 Last Prin Pay:         9/26     11/23      8/22      4/20      3/18     12/13
 -----------------------------------------------------------------------------

 M AA MEZZ
 Price: 99-29+      Coupon: 6.9750                 Original Par:    17,037,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.06      7.06      7.05      7.05      7.05      7.04
 Average Life:         20.68     15.28     13.68     10.71      9.41      7.77
 Duration:             10.54      8.90      8.31      7.08      6.49      5.73
 First Prin Pay:        9/12      2/06     11/04     12/02      6/02      6/02
 Last Prin Pay:         9/22      2/19      6/17      4/14      2/12      5/08



---------------------------
 To Maturity:
 Price: 99-29+
 Bond Yield:            7.06      7.06      7.05      7.05      7.05      7.04
 Average Life:         20.82     15.45     13.86     10.89      9.64      8.21
 Duration:             10.56      8.93      8.36      7.13      6.57      5.92
 First Prin Pay:        9/12      2/06     11/04     12/02      6/02      6/02
 Last Prin Pay:         6/24     12/20      8/19      4/16      6/14      5/11
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 B1 BBB SUB
 Price: 99-30+      Coupon: 7.2750                 Original Par:    23,977,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.36      7.36      7.36      7.35      7.35      7.34
 Average Life:         20.26     14.59     13.00     10.00      8.81      7.49
 Duration:             10.20      8.55      7.96      6.71      6.16      5.52
 First Prin Pay:        9/12      2/06     11/04     12/02      6/02      6/02
 Last Prin Pay:         9/22      2/19      6/17      4/14      2/12      5/08
 ---------------------------
 To Maturity:
 Price: 99-30+
 Bond Yield:            7.36      7.36      7.36      7.35      7.35      7.34
 Average Life:         20.26     14.59     13.00     10.00      8.81      7.57
 Duration:             10.20      8.55      7.96      6.71      6.16      5.55
 First Prin Pay:        9/12      2/06     11/04     12/02      6/02      6/02
 Last Prin Pay:        10/22      4/19      7/17      5/14      7/12     11/09
 -----------------------------------------------------------------------------

 B2 BBB SUB
 Price: 99-27       Coupon: 7.5000                 Original Par:    10,096,252
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.60      7.60      7.60      7.60      7.60      7.60
 Average Life:         21.69     16.92     15.30     12.41     10.82      8.44
 Duration:             10.26      8.98      8.48      7.47      6.89      5.93
 First Prin Pay:        9/12      2/06     11/04     12/02      6/02      6/02
 Last Prin Pay:         9/22      2/19      6/17      4/14      2/12      5/08
 ---------------------------
 To Maturity:
 Price: 99-27+
 Bond Yield:            7.60      7.60      7.60      7.60      7.60      7.60
 Average Life:         24.32     20.79     19.61     17.29     16.01     13.38
 Duration:             10.60      9.58      9.22      8.49      8.14      7.51
 First Prin Pay:        9/12      2/06     11/04     12/02      6/02      6/02



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1998             92          74          68          55          45          22
 November 15, 1999             83          45          32           3           0           0
 November 15, 2000             73          14           0           0           0           0
 November 15, 2001             62           0           0           0           0           0
 November 15, 2002             50           0           0           0           0           0
 November 15, 2003             36           0           0           0           0           0
 November 15, 2004             21           0           0           0           0           0
 November 15, 2005              4           0           0           0           0           0
 November 15, 2006              0           0           0           0           0           0
 November 15, 2007              0           0           0           0           0           0
 November 15, 2008              0           0           0           0           0           0
 November 15, 2009              0           0           0           0           0           0
 November 15, 2010              0           0           0           0           0           0
 November 15, 2011              0           0           0           0           0           0
 November 15, 2012              0           0           0           0           0           0
 November 15, 2013              0           0           0           0           0           0
 November 15, 2014              0           0           0           0           0           0
 November 15, 2015              0           0           0           0           0           0
 November 15, 2016              0           0           0           0           0           0
 November 15, 2017              0           0           0           0           0           0
 November 15, 2018              0           0           0           0           0           0
 November 15, 2019              0           0           0           0           0           0
 November 15, 2020              0           0           0           0           0           0
 November 15, 2021              0           0           0           0           0           0
 November 15, 2022              0           0           0           0           0           0
 November 15, 2023              0           0           0           0           0           0
 November 15, 2024              0           0           0           0           0           0
 November 15, 2025              0           0           0           0           0           0
 November 15, 2026              0           0           0           0           0           0
 November 15, 2027              0           0           0           0           0           0

 Avg Life In Years:           4.7         1.8         1.5         1.1         0.9         0.7
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300

 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1998            100         100         100         100         100         100
 November 15, 1999            100         100         100         100          84          38
 November 15, 2000            100         100          96          53          26           0
 November 15, 2001            100          84          60           7           0           0
 November 15, 2002            100          55          27           0           0           0
 November 15, 2003            100          26           0           0           0           0
 November 15, 2004            100           0           0           0           0           0
 November 15, 2005            100           0           0           0           0           0
 November 15, 2006             89           0           0           0           0           0
 November 15, 2007             72           0           0           0           0           0
 November 15, 2008             53           0           0           0           0           0
 November 15, 2009             32           0           0           0           0           0
 November 15, 2010              9           0           0           0           0           0
 November 15, 2011              0           0           0           0           0           0
 November 15, 2012              0           0           0           0           0           0
 November 15, 2013              0           0           0           0           0           0
 November 15, 2014              0           0           0           0           0           0
 November 15, 2015              0           0           0           0           0           0
 November 15, 2016              0           0           0           0           0           0
 November 15, 2017              0           0           0           0           0           0
 November 15, 2018              0           0           0           0           0           0
 November 15, 2019              0           0           0           0           0           0
 November 15, 2020              0           0           0           0           0           0
 November 15, 2021              0           0           0           0           0           0
 November 15, 2022              0           0           0           0           0           0
 November 15, 2023              0           0           0           0           0           0
 November 15, 2024              0           0           0           0           0           0
 November 15, 2025              0           0           0           0           0           0
 November 15, 2026              0           0           0           0           0           0
 November 15, 2027              0           0           0           0           0           0

 Avg Life In Years:          11.1         5.2         4.3         3.1         2.6         1.9
 --------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300

 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1998            100         100         100         100         100         100
 November 15, 1999            100         100         100         100         100         100
 November 15, 2000            100         100         100         100         100          44
 November 15, 2001            100         100         100         100          61           0
 November 15, 2002            100         100         100          47           4           0
 November 15, 2003            100         100          92          10           0           0
 November 15, 2004            100          97          46           0           0           0
 November 15, 2005            100          55          18           0           0           0
 November 15, 2006            100          29           0           0           0           0
 November 15, 2007            100           6           0           0           0           0
 November 15, 2008            100           0           0           0           0           0
 November 15, 2009            100           0           0           0           0           0
 November 15, 2010            100           0           0           0           0           0
 November 15, 2011             74           0           0           0           0           0
 November 15, 2012             44           0           0           0           0           0
 November 15, 2013             21           0           0           0           0           0
 November 15, 2014              0           0           0           0           0           0
 November 15, 2015              0           0           0           0           0           0
 November 15, 2016              0           0           0           0           0           0
 November 15, 2017              0           0           0           0           0           0
 November 15, 2018              0           0           0           0           0           0
 November 15, 2019              0           0           0           0           0           0
 November 15, 2020              0           0           0           0           0           0
 November 15, 2021              0           0           0           0           0           0
 November 15, 2022              0           0           0           0           0           0
 November 15, 2023              0           0           0           0           0           0
 November 15, 2024              0           0           0           0           0           0
 November 15, 2025              0           0           0           0           0           0
 November 15, 2026              0           0           0           0           0           0
 November 15, 2027              0           0           0           0           0           0

 Avg Life In Years:          14.9         8.4         7.1         5.1         4.2         3.0
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300

 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1998            100         100         100         100         100         100
 November 15, 1999            100         100         100         100         100         100
 November 15, 2000            100         100         100         100         100         100
 November 15, 2001            100         100         100         100         100           3
 November 15, 2002            100         100         100         100         100           0
 November 15, 2003            100         100         100         100          34           0
 November 15, 2004            100         100         100          54           0           0
 November 15, 2005            100         100         100           0           0           0
 November 15, 2006            100         100          85           0           0           0
 November 15, 2007            100         100          38           0           0           0
 November 15, 2008            100          66           0           0           0           0
 November 15, 2009            100          21           0           0           0           0
 November 15, 2010            100           0           0           0           0           0
 November 15, 2011            100           0           0           0           0           0
 November 15, 2012            100           0           0           0           0           0
 November 15, 2013            100           0           0           0           0           0
 November 15, 2014             93           0           0           0           0           0
 November 15, 2015             39           0           0           0           0           0
 November 15, 2016              0           0           0           0           0           0
 November 15, 2017              0           0           0           0           0           0
 November 15, 2018              0           0           0           0           0           0
 November 15, 2019              0           0           0           0           0           0
 November 15, 2020              0           0           0           0           0           0
 November 15, 2021              0           0           0           0           0           0
 November 15, 2022              0           0           0           0           0           0
 November 15, 2023              0           0           0           0           0           0
 November 15, 2024              0           0           0           0           0           0
 November 15, 2025              0           0           0           0           0           0
 November 15, 2026              0           0           0           0           0           0
 November 15, 2027              0           0           0           0           0           0

 Avg Life In Years:          17.8        11.4         9.8         7.1         5.8         3.8
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1998            100         100         100         100         100         100
 November 15, 1999            100         100         100         100         100         100
 November 15, 2000            100         100         100         100         100         100
 November 15, 2001            100         100         100         100         100         100
 November 15, 2002            100         100         100         100         100          73
 November 15, 2003            100         100         100         100         100          58
 November 15, 2004            100         100         100         100          92          46
 November 15, 2005            100         100         100          99          78          36
 November 15, 2006            100         100         100          86          66          29
 November 15, 2007            100         100         100          75          56          23
 November 15, 2008            100         100          98          65          47          18
 November 15, 2009            100         100          87          55          39          14
 November 15, 2010            100          94          77          47          32          11
 November 15, 2011            100          83          67          39          26           7
 November 15, 2012            100          74          59          33          22           3
 November 15, 2013            100          66          51          28          18           0
 November 15, 2014            100          57          44          23          13           0
 November 15, 2015            100          49          37          18           8           0
 November 15, 2016             95          40          30          13           4           0
 November 15, 2017             79          32          24           8           1           0
 November 15, 2018             70          27          20           4           0           0
 November 15, 2019             61          22          15           1           0           0
 November 15, 2020             49          17           9           0           0           0
 November 15, 2021             37          10           4           0           0           0
 November 15, 2022             24           3           0           0           0           0
 November 15, 2023             19           0           0           0           0           0
 November 15, 2024             14           0           0           0           0           0
 November 15, 2025              6           0           0           0           0           0
 November 15, 2026              0           0           0           0           0           0
 November 15, 2027              0           0           0           0           0           0

 Avg Life In Years:          23.1        18.3        16.7        13.5        11.6         7.7
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300

 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1998            100         100         100         100         100         100
 November 15, 1999            100         100         100         100         100         100
 November 15, 2000            100         100         100         100         100         100
 November 15, 2001            100         100         100         100         100         100
 November 15, 2002            100         100         100         100          93          89
 November 15, 2003            100         100         100          88          79          71
 November 15, 2004            100         100          99          77          67          57
 November 15, 2005            100         100          90          67          57          45
 November 15, 2006            100          94          82          58          49          35
 November 15, 2007            100          86          74          51          41          28
 November 15, 2008            100          78          66          44          35          22
 November 15, 2009            100          71          59          38          29          16
 November 15, 2010            100          63          52          32          24           5
 November 15, 2011            100          56          45          27          19           0
 November 15, 2012             98          50          40          22          13           0
 November 15, 2013             91          44          35          19           5           0
 November 15, 2014             83          38          30          12           0           0
 November 15, 2015             74          33          25           3           0           0
 November 15, 2016             64          27          20           0           0           0
 November 15, 2017             54          22          13           0           0           0
 November 15, 2018             48          18           5           0           0           0
 November 15, 2019             41          11           0           0           0           0
 November 15, 2020             33           1           0           0           0           0
 November 15, 2021             25           0           0           0           0           0
 November 15, 2022             14           0           0           0           0           0
 November 15, 2023              5           0           0           0           0           0
 November 15, 2024              0           0           0           0           0           0
 November 15, 2025              0           0           0           0           0           0
 November 15, 2026              0           0           0           0           0           0
 November 15, 2027              0           0           0           0           0           0

 Avg Life In Years:          20.8        15.5        13.9        10.9         9.6         8.2
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300

 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1998            100         100         100         100         100         100
 November 15, 1999            100         100         100         100         100         100
 November 15, 2000            100         100         100         100         100         100
 November 15, 2001            100         100         100         100         100         100
 November 15, 2002            100         100         100         100          93          89
 November 15, 2003            100         100         100          88          79          71
 November 15, 2004            100         100          99          77          67          56
 November 15, 2005            100         100          90          67          57          39
 November 15, 2006            100          94          82          58          45          26
 November 15, 2007            100          86          74          48          34          15
 November 15, 2008            100          78          66          38          25           7
 November 15, 2009            100          71          59          29          17           0
 November 15, 2010            100          63          49          21           9           0
 November 15, 2011            100          55          40          13           3           0
 November 15, 2012             98          47          32           8           0           0
 November 15, 2013             91          38          25           2           0           0
 November 15, 2014             83          30          18           0           0           0
 November 15, 2015             74          22          11           0           0           0
 November 15, 2016             64          14           4           0           0           0
 November 15, 2017             52           6           0           0           0           0
 November 15, 2018             43           2           0           0           0           0
 November 15, 2019             34           0           0           0           0           0
 November 15, 2020             23           0           0           0           0           0
 November 15, 2021             11           0           0           0           0           0
 November 15, 2022              0           0           0           0           0           0
 November 15, 2023              0           0           0           0           0           0
 November 15, 2024              0           0           0           0           0           0
 November 15, 2025              0           0           0           0           0           0
 November 15, 2026              0           0           0           0           0           0
 November 15, 2027              0           0           0           0           0           0

 Avg Life In Years:          20.3        14.6        13.0        10.0         8.8         7.6
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-D
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class B-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300

 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1998            100         100         100         100         100         100
 November 15, 1999            100         100         100         100         100         100
 November 15, 2000            100         100         100         100         100         100
 November 15, 2001            100         100         100         100         100         100
 November 15, 2002            100         100         100         100          93          89
 November 15, 2003            100         100         100          88          79          71
 November 15, 2004            100         100          99          77          67          58
 November 15, 2005            100         100          90          67          58          58
 November 15, 2006            100          94          82          58          58          58
 November 15, 2007            100          86          74          58          58          58
 November 15, 2008            100          78          66          58          58          58
 November 15, 2009            100          71          59          58          58          58
 November 15, 2010            100          63          58          58          58          58
 November 15, 2011            100          58          58          58          58          58
 November 15, 2012             98          58          58          58          58          58
 November 15, 2013             91          58          58          58          58          58
 November 15, 2014             83          58          58          58          58          43
 November 15, 2015             74          58          58          58          58          32
 November 15, 2016             64          58          58          58          58          22
 November 15, 2017             58          58          58          58          58          15
 November 15, 2018             58          58          58          58          48          11
 November 15, 2019             58          58          58          58          36           8
 November 15, 2020             58          58          58          48          26           5
 November 15, 2021             58          58          58          33          17           3
 November 15, 2022             58          58          50          19          10           2
 November 15, 2023             58          57          38          14           7           1
 November 15, 2024             58          42          28          10           5           1
 November 15, 2025             58          27          18           6           3           0
 November 15, 2026             47          12           8           3           1           0
 November 15, 2027              0           0           0           0           0           0

 Avg Life In Years:          24.3        20.8        19.6        17.3        16.0        13.4
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT    FIRST
SUISSE    BOSTON